                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) January 15, 2004



                                ICU MEDICAL, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                      0-19974                   33-0022692
         --------                      -------                   ----------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
    of incorporation)                                        Identification No.)

951 Calle Amanecer, San Clemente, California                        92673
--------------------------------------------                        -----
 (Address of principal executive offices)                         (Zip Code)

                                 (949) 366-2183
                                 --------------
               Registrant's telephone number, including area code


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5. Other Events

         On January 14, 2004, ICU Medical, Inc. and Abbott Laboratories signed the following agreements, effective as of January 14, 2004, as further described in the press release filed as Exhibit 99.1 hereto: "ICU Medical, Inc. Announces Amendments to Marketing and Distribution Agreements with Abbott Laboratories."


Item 7. Financial Statements and Exhibits

         (c)      Exhibits

                  10.1 AMENDMENT 11 TO THE SUPPLY AND DISTRIBUTION AGREEMENT BETWEEN ICU MEDICAL SALES, INC. AND ABBOTT LABORATORIES, dated as of January 14, 2004.

                  10.2 AMENDMENT 1 TO THE CO-PROMOTION AND DISTRIBUTION AGREEMENT BETWEEN ICU MEDICAL SALES, INC. AND ABBOTT LABORATORIES, dated as of January 14, 2004.

                  99.1 Press release, dated January 15, 2004 announcing amendments to marketing and distribution agreements with Abbott Laboratories.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 15, 2004

                                                 ICU MEDICAL, INC.



                                                 /s/ Francis J. O'Brien
                                                 -------------------------------
                                                 Francis J. O'Brien
                                                 Secretary, Treasurer and
                                                 Chief Financial Officer